COMMITMENTS AND CONTINGENT LIABILITIES (Schedule Of Future Minimum Lease Payments) (Details) $ in Thousands	Jun. 30, 2019 USD ($)
Future minimum lease payments:
2019 (excluding the Six months ended June 30, 2019)	$ 618
2020	1,238
2021	1,139
2022	272
2023	16
Thereafter	3
Total future minimum lease payments	3,286
Less imputed interest	161
Net present value of future minimum lease payments	$ 3,125